UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): November 4, 1998

                      Restaurant Teams International, Inc.
             (Exact name of registrant as specified in its charter)


State of Texas                  001-13559                 75-2337102
(State of incorporation)   (Commission File No.)          (IRS Employer
                                                          Identification No.)


                                 1705 E. Whaley
                              Longview, Texas 75605
               (Address of principal executive offices) (Zip code)

                                    No change
             (Former name of address, if changed since last report).

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On Ocotober 19, 1998, the Registrant ended its relationship with its independent auditors, T.G. Prothro & Company, effective as of that date.

         There have been no disagreements with T.G. Prothro & Company on any matter of accounting principles, practices, financial statement disclosure, or auditing scope or procedure or any reportable event. The change is being made in order to comply with the American Stock Exchange listing requirements.

         The registrant's audit committee has now engaged Lane, Gorman, Trubitt, LLP, effective November 3, 1998. The registrant has not consulted Lane, Gorman, Trubitt, LLP prior to such appointment with respect to any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any disagreement with T.G. Prothro & Company.

         The registrant has authorized T.G. Prothro & Company to respond fully to the inquires of Lane, Gorman, Trubitt, LLP. Attached as an exhibit with this filing report is the T.G. Prothro & Company letter addressed to the SEC, as required by Item 304 (a) (3) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None

         (b)      Pro Forma Financial Information

                  None

         (c)      Exhibits

                  16.1 Letter re change in Certifying Accountant.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Restaurant Teams International, Inc.


Date: November 24, 1998                     By: /s/ Stanley L. Swanson
                                                    -------------------
                                                    Stanley L. Swanson
                                                    Chief Executive Officer




Date: November 24, 1998                      By: /s/ Curtis A. Swanson
                                                    ------------------
                                                    Curtis A. Swanson
                                                    Chief Financial Officer
                                                    (Signature)


                                INDEX TO EXHIBITS

         Exhibit No.                                Description
         -----------                                -----------

         16                           Letter re change in Certifying Accountant

                                                                      EXIBIT 16


                         T. G. PROTHRO & COMPANY, P.L.L.C.
                        -----------------------------------
                          CERTIFIED PUBLIC ACCOUNTANTS


                                                             PHONE: 903.534.8811
                                                               FAX: 903.534.8891
                                                       EMAIL: tylercpa@tyler.net


U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


November 24, 1998



Gentlemen:

We have read the statements made by Restaurant Teams International, Inc. and contained in Item 4 - Changes in Registrant's Certifying Accountants, as contained in its Form 8-K/A dated November 24, 1998. Please be advised that we have no disagreements with any of the statements contained therein.

/s/Thomas Prothro
-----------------
Thomas G. Prothro, CPA
President



           Members, American Institute of Certified Public Accountants
             Members, Texas Society of Certified Public Accountants